Exhibit 10.14(b)
SCHEDULE OF ASSIGNMENTS
Containing Provisions Set Forth in the Form of Assignment Filed as Exhibit 10.14(a)

1.	Assignment dated effective April 30, 2007 from Cowtown Pipeline Partners, L.P., Assignor, to Cowtown Pipeline L.P., Assignee, covering easements and rights-of-way located in Hill County, Texas.

2.	Assignment dated effective April 30, 2007 from Cowtown Pipeline Partners, L.P., Assignor, to Cowtown Pipeline L.P., Assignee, covering easements and rights-of-way located in Johnson County, Texas.

3.	Assignment dated effective April 30, 2007 from Cowtown Pipeline Partners, L.P., Assignor, to Cowtown Pipeline L.P., Assignee, covering easements and rights-of-way located in Tarrant County, Texas.

4.	Assignment dated effective April 30, 2007 from Cowtown Pipeline Partners, L.P., Assignor, to Cowtown Pipeline L.P., Assignee, covering easements and rights-of-way located in Somervell County, Texas.

5.	Assignment dated effective April 30, 2007 from Cowtown Pipeline Partners, L.P., Assignor, to Cowtown Pipeline L.P., Assignee, covering easements and rights-of-way located in Hood County, Texas.

6.	Assignment dated effective April 30, 2007 from Cowtown Pipeline Partners, L.P., Assignor, to Cowtown Pipeline L.P., Assignee, covering easements and rights-of-way located in Bosque County, Texas.

7.	Assignment dated effective April 30, 2007 from Cowtown Pipeline Partners, L.P., Assignor, to Cowtown Pipeline L.P., Assignee, covering easements and rights-of-way located in Erath County, Texas.